2025 RBC Capital Markets Global Financial Institutions Conference Investor Presentation March 2025 Exhibit 99.1

Forward-Looking Statements and Non-GAAP Financial Measures 2 Certain statements in this press release which are not historical in nature are intended to be, and are hereby identified as, “forward-looking statements” for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements about the benefits of the merger of Allegiance Bancshares, Inc. with and into and CBTX, Inc. (the “Merger”) which became effective on October 1, 2022, including the future financial performance of Stellar Bancorp, Inc. (the “Company”), operating results, plans, business and growth strategies, objectives, expectations and intentions, and other statements that are not historical facts, including projections of macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “could,” “scheduled,” “plans,” “intends,” “projects,” “anticipates,” “expects,” “believes,” “estimates,” “potential,” “would,” or “continue” or negatives of such terms or other comparable terminology. All forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company. Such factors include, among others: the risk that the cost savings and any revenue synergies from the Merger may not be fully realized or may take longer than anticipated to be realized; disruption to our business as a result of the Merger; the risk that the integration of operations will be materially delayed or will be more costly or difficult than we expected or that we are otherwise unable to successfully integrate our legacy businesses; the amount of the costs, fees, expenses and charges related to the Merger; reputational risk and the reaction of our customers, suppliers, employees or other business partners to the Merger; changes in the interest rate environment, the value of Stellar’s assets and obligations and the availability of capital and liquidity; general competitive, economic, political and market conditions; and other factors that may affect future results of Stellar including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; disruptions to the economy and the U.S. banking system caused by recent bank failures, risks associated with uninsured deposits and responsive measures by federal or state governments or banking regulators, including increases in the cost of our deposit insurance assessments and other actions of the Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation and Texas Department of Banking and legislative and regulatory actions and reforms. Additional factors which could affect the Company’s future results can be found in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC’s website at https://www.sec.gov. We disclaim any obligation and do not intend to update or revise any forward-looking statements contained in this communication, which speak only as of the date hereof, whether as a result of new information, future events or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. GAAP Reconciliation of Non-GAAP Financial Measures The Company’s management uses certain non-GAAP (generally accepted accounting principles) financial measures to evaluate its performance. The Company believes that these non- GAAP financial measures provide meaningful supplemental information regarding its performance and that management and investors benefit from referring to these non-GAAP financial measures in assessing the Company’s performance and when planning, forecasting, analyzing and comparing past, present and future periods. Specifically, the Company reviews pre-tax, pre-provision income; pre-tax pre-provision ROAA, the ratio of tangible equity to tangible assets; net interest margin (tax equivalent) excluding purchase accounting adjustments; and loan yield excluding accretion for internal planning and forecasting purposes. The Company has included in this presentation information relating to these non-GAAP financial measures for the applicable periods presented. These non-GAAP measures should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which Stellar calculates the non-GAAP financial measures may differ from that of other companies reporting measures with similar names.

3 (1) Deposit market share based on FDIC data as of June 30, 2024. (2) Houston Region defined as the Houston-Pasadena-The Woodlands and Beaumont-Port Arthur MSAs; Excludes non-retail branches (3) Refer to the calculation of this non-GAAP financial measure and a reconciliation to its most directly comparable GAAP financial measure in the appendix. Houston’s Largest Regionally Focused Bank  Valuable franchise in one of the best markets in the U.S. • 6th in deposit market share for Houston region(1)(2) • 1st in deposit market share for Texas-based banks in the Houston region(1)(2) • Noninterest-bearing deposits to total deposits of 39.2% at December 31, 2024  Strong core earnings power and capital position at fourth quarter 2024 • Net interest margin (tax equivalent) of 4.25% • Net interest margin (tax equivalent) excluding purchase accounting adjustments of 3.94%(3) • Total capital ratio (to risk weighted-assets) of 16.03% Banking Centers Banking Centers Free-standing ATM 12/31/2024 9/30/2024 10,905,790$ 10,629,777$ 7,439,854 7,551,124 9,128,384 8,742,601 81.50% 86.37% 4.25% 4.19% excluding PPA(3) deposits weighted assets Estimated Total capital ratio (to risk- 16.03% 15.91% Net interest margin (tax equivalent) Net interest margin (tax equivalent) Noninterest bearing deposits to total 3.94% 3.91% 39.18% 37.78% (Dollars in thousands) Total assets Total loans Total deposits Total loans to total deposits

$30.1 $25.3 $13.2 $9.0 $8.6 $7.8 $5.7 $5.7 $5.7 $5.3 $3.4 $3.0 $2.6 $2.4 $2.3 $2.1 $1.9 JPMorgan Wells Fargo BofA Zions PNC Frost Prosperity Cadence Woodforest Capital One Third Coast Comerica Truist BOK Regions Texas Capital Texas Independent Focused on Serving the Houston Region 4 Note: Deposit market share based on FDIC data as of June 30, 2024. 1) Houston Region defined as the Houston-Pasadena-The Woodlands and Beaumont-Port Arthur MSAs; Excludes non-retail branches. Source: S&P Capital IQ Pro Stellar Houston Region Market Share(1) Deposits (dollars in billions) $150.8 Houston Percent of Houston Total Assets Region(1) Company Region Market Name ($B) Deposits ($B) Deposits (%) Share (%) JPMorgan 4,143 150.8 7.5 47.4 Wells Fargo 1,940 30.1 2.1 9.5 BofA 3,258 25.3 1.3 7.9 Zions 88 13.2 17.8 4.1 PNC 557 9.0 2.1 2.8 Stellar 11 8.6 97.6 2.7 Frost 49 7.8 19.1 2.4 Prosperity 40 5.7 20.5 1.8 Cadence 48 5.7 15.1 1.8 Woodforest 10 5.7 70.9 1.8 Capital One 480 5.3 1.4 1.7 Third Coast 4 3.4 87.4 1.1 Comerica 80 3.0 4.8 1.0 Truist 520 2.6 0.7 0.8 BOK 50 2.4 6.5 0.8 Regions 154 2.3 1.8 0.7 Texas Capital 30 2.1 8.7 0.7 Texas Independent 2 1.9 100 0.6

5 2024 Highlights (1) Refer to the calculation of these non-GAAP financial measures and a reconciliation to their most directly comparable GAAP financial measures in the appendix.  Solid Profitability: Net income for the full year 2024 was $115.0 million, or diluted earnings per share of $2.15, which translated into a return on average assets of 1.08%, a return on average equity of 7.34% and a return on average tangible equity of 11.91%(1). Net income for the fourth quarter of 2024 was $25.2 million, or diluted earnings per share of $0.47, which translated into an annualized return on average assets of 0.94%, an annualized return on average equity of 6.21% and an annualized return on average tangible equity of 9.81%(1).  Strong Net Interest Margin: Tax equivalent net interest margin was 4.24% for the year 2024 compared to 4.51% for 2023. The tax equivalent net interest margin, excluding purchase accounting accretion (“PAA”), was 3.89%(1) for 2024 compared to 4.03%(1) for 2023. Tax equivalent net interest margin for the fourth quarter of 2024 was 4.25% compared to 4.19% for the third quarter of 2024. The tax equivalent net interest margin, excluding PAA, was 3.94%(1) for the fourth quarter of 2024 compared to 3.91%(1) for the third quarter of 2024.  Meaningful Capital and Book Value Build: Total risk-based capital ratio increased to 16.03% at December 31, 2024 from 14.02% at December 31, 2023, book value per share increased to $30.09 from $28.54 at December 31, 2023 and tangible book value per share increased to $19.05(1) from $17.02(1) at December 31, 2023.  Credit Metrics: Nonperforming loans decreased $2.0 million to $37.2 million at December 31, 2024 from $39.2 million at December 31, 2023. Tangible Book Value Per Share(1) Total Capital Ratio 12.39% 14.02% 16.03% 12/31/2022 12/31/2023 12/31/2024 $14.02 $17.02 $19.05 12/31/2022 12/31/2023 12/31/2024

Deposit Summary 6 Deposit Portfolio Composition Deposits (in millions)(1) Maintaining Discipline Navigating Competitive Deposit Market As of December 31, 2024: • Noninterest-bearing deposits to total deposits: 39.2% • Q4 cost of deposits: 2.02% • Q4 cost of funds: 2.10% • Loan to deposit ratio: 81.5% • Brokered deposits: $481.8 million at December 31, 2024 from $649.4 million at September 30, 2024 . (1) NIB 39.2% IB Demand 20.2% MMDA & Sav. 24.7% CD's 15.9% Q4 2024 Q3 2024 Noninterest-bearing ("NIB") 3,576,206$ 3,303,048$ Interest-bearing demand ("IB Demand") 1,845,749 1,571,504 Money market and savings ("MMDA & Sav.") 2,253,193 2,280,651 Certificates and other time ("CD's") 1,453,236 1,587,398 Total deposits 9,128,384$ 8,742,601$ (Dollars in thousands) (1) Other includes changes in IB Demand and MMDA & Sav. deposits.

Loan Summary 7 (1) Refer to the calculation of these non-GAAP financial measures and a reconciliation to their most directly comparable GAAP financial measures in the appendix. . Loan Portfolio Composition (1) (1) Q4 2024 Q3 2024 Commercial and Industrial (“C&I”) 1,362,260$ 1,350,753$ Nonowner-occupied Commercial Real Estate (“NOO CRE”) 1,623,373 1,689,530 Owner-occupied CRE (“OO CRE”) 1,834,354 1,871,742 Multifamily Real Estate (“MF”) 410,491 415,024 Total Commercial Real Estate 3,868,218 3,976,296 CRE Construction & Development (“CRE C&D”) 845,494 890,316 1-4 Family Residential (“1-4 Family”) 1,115,484 1,112,235 Residential Construction (“Resi. C&D”) 157,977 161,494 Consumer and other ("Other") 90,421 60,030 Total 7,439,854$ 7,551,124$ (In thousands) 1-4 Family 15.0% MF 5.5% Resi. C&D 2.1% Other 1.2%CRE C&D 11.4% NOO CRE 21.8% OO CRE 24.7% C&I 18.3% Average Yield Excl. PAA(1) Average Yield Excl. PAA(1) Interest-earning Assets: Loans 7,477,332$ 128,738$ 6.85% 6.45% 7,627,522$ 132,372$ 6.90% 6.55% Securities 1,702,111 15,603 3.65% 1,676,614 14,712 3.49% Deposits in other financial institutions 473,719 5,681 4.77% 339,493 4,692 5.50% Total interest-earning assets 9,653,162$ 150,022$ 6.18% 5.87% 9,643,629$ 151,776$ 6.26% 5.98% Q4 2024 Q3 2024 (Dollars in thousands) Average Outstanding Balance Interest Earned Average Outstanding Balance Interest Earned

Asset Quality Summary 8 Nonperforming Loans by Type (1) Combined represents the simple addition of legacy balances for 2022; estimated.  Nonperforming loans to total loans: • 0.50% at December 31, 2024 compared to 0.43% as of September 30, 2024  Allowance for credit losses on loans to nonperforming loans: • 217.83% at December 31, 2024 compared to 262.92% as of September 30, 2024  Allowance for credit losses on loans: • $81.1 million, or 1.09% of total loans, at December 31, 2024, compared to $84.5 million, or 1.12% of total loans, as of September 30, 2024 C&I 22.9% Other 0.4% CRE 44.2% CRE C&D 8.2% 1-4 Family 24.3% Q4 2024 Q3 2024 Total nonperforming loans 37,212$ 32,140$ Nonperforming loans to total loans 0.50% 0.43% Total nonperforming assets 38,920$ 35,124$ 0.36% 0.33% Net charge-offs (recoveries) 2,016$ 3,933$ 0.11% 0.21% YTD net charge-offs 6,662$ 4,646$ 0.09% 0.08% (Dollars in thousands) Nonperforming assets to total assets Net charge-offs to average loans (annualized) YTD net charge-offs to average loans (annualized) Nonaccrual Loans with No Related Allowance Nonaccrual Loans with Related Allowance Total Nonaccrual Loans Commercial and industrial 4,835$ 3,665$ 8,500$ Commercial real estate (including multi-family residential) 11,711 4,748 16,459 Commercial real estate construction and land development 633 2,428 3,061 1-4 family residential (including equity) 6,834 2,222 9,056 Residential construction — — — Consumer and other 80 56 136 Total 24,093$ 13,119$ 37,212$ (In thousands)

CRE and Office Detail: Q4 2024 9 (1) (1) CRE (incl. multifamily) by Property Type CRE - Office Owner- occupied 40.7% Non-owner occupied 59.3% Retail 638,827$ 1,245$ 16.5% Warehouse 558,882 746 14.4% Convenience Store (C-Store) 430,850 1,318 11.1% Multi-family 410,491 1,918 10.6% Office 408,571 807 10.6% Industrial 164,462 1,495 4.3% Restaurant / Bar 163,728 1,056 4.2% Auto Sales / Repair 158,345 728 4.1% Church 133,290 958 3.5% Hotel / Motel 133,110 3,503 3.4% Healthcare 110,630 1,095 2.9% Other 557,032 1,170 14.4% Total 3,868,218$ 1,093 100.0% (Dollars in thousands) Property Type Balance Average Loan Size % of Total Retail 16.5% Office 10.6% Warehouse 14.4% C-Store 11.1% Multi-family 10.6% Industrial 4.3% Hotel / Motel 3.4% Restaurant / Bar 4.2% Auto Sales / Repair 4.1% Church 3.5% Healthcare 2.9% Other 14.4% Multi-Story Office Building 129 232,185$ 56.8% 1,800$ Single Story Office Building 303 130,639 32.0% 431 Flex Office Space 69 45,747 11.2% 663 Total 501 408,571$ 100.0% 816 0 - 12 months 85 59,551$ 14.6% 701$ 13 - 24 months 85 62,225 15.2% 732 25 - 36 months 73 83,490 20.4% 1,144 37 - 48 months 56 37,037 9.1% 661 49 + months 202 166,268 40.7% 823 Total 501 408,571$ 100.0% 816 Average Loan Size (Dollars in thousands) (Dollars in thousands) CRE Office - Maturity Number BalanceCRE Office - Collateral Type Number Balance % of Total % of Total Average Loan Size

CRE Construction and Development: Q4 2024 10 (1) (1) • Total committed exposure for CRE construction loans was $1.18 billion at December 31, 2024 and $1.23 billion at September 30, 2024. • The largest category of CRE construction loans was Land – Commercial at $312.9 million outstanding, or 37.0%, of CRE construction loans at December 31, 2024. • Owner-occupied CRE construction loans were 13.1% of CRE construction loans at December 31, 2024. (1) Includes loans that are secured by commercial properties that are in some stage of construction, land with improvements but valued as and only with intent to remove and construct new structures in the future, and raw land. (2) Multi-family community development loans (“CD”). CRE Construction Lending Highlights Land - Commercial 37.0% Warehouse 9.8%Multi-family - CD 17.5% Multi-family - Market Rate 7.2% Residential Subdivision 3.1% Land - Residential Lot 6.7% RV Park 2.0% Commercial 4.1% Retail 4.1% C-Store 1.4% Other 7.1% Number Balance Number Balance Land - Commercial(1) 429 312,902$ 729$ 439 354,616$ 808$ Multi-family - CD(2) 15 147,974 9,865 14 137,102 9,793 Warehouse 24 82,665 3,444 30 123,545 4,118 Multi-family - Market Rate 7 60,761 8,680 6 50,275 8,379 Other 69 60,123 871 74 51,707 699 Land - Residential Lot 238 56,926 239 246 56,931 231 Retail 22 34,807 1,582 19 28,616 1,506 Commercial Development 6 34,389 5,732 6 25,161 4,194 Residential Subdivision 8 25,968 3,246 8 29,067 3,633 RV Park 5 16,784 3,357 4 14,734 3,684 Convenience Store (C-Store) 8 12,195 1,524 10 18,565 1,857 Total 831 845,494$ 1,017 856 890,319$ 1,040 (Dollars in thousands) (Dollars in thousands) Loan Type Q4 2024 Q3 2024 Average Loan Size Average Loan Size

Regulatory Capital Ratios 11 (1) Refer to the calculation of this non-GAAP financial measure and a reconciliation to its most directly comparable GAAP financial measure in the appendix. Minimum Required Plus Capital Conservation Buffer Consolidated Capital Ratios Estimated Total Capital Ratio (to risk-weighted assets) 16.03% 15.91% 10.50% Estimated Common Equity Tier 1 Capital Ratio (to risk-weighted assets) 14.16% 13.62% 7.00% Estimated Tier 1 Capital Ratio (to risk-weighted assets) 14.28% 13.74% 8.50% Estimated Tier 1 Leverage Ratio (to average tangible assets) 11.31% 11.25% 4.00% Estimated Tangible Equity to Tangible Assets (1) 9.87% 10.27% N/A Bank Capital Ratios Estimated Total Capital Ratio (to risk-weighted assets) 15.31% 15.07% 10.50% Estimated Common Equity Tier 1 Capital Ratio (to risk-weighted assets) 14.15% 13.63% 7.00% Estimated Tier 1 Capital Ratio (to risk-weighted assets) 14.15% 13.63% 8.50% Estimated Tier 1 Leverage Ratio (to average tangible assets) 11.21% 11.16% 4.00% December 31, 2024 September 30, 2024

12 Key Takeaways Excellent core funding profile Strong earnings power and franchise value in one of the best markets in the U.S. Key success factors: Credit performance and risk management Significant financial flexibility Positioned for rapid capital-build to continue

$30.1 $25.3 $13.2 $9.0 $8.6 $7.8 $5.7 $5.7 $5.7 JPMorgan Wells Fargo BofA Zions PNC Frost Prosperity Cadence Woodforest Diverse and Strong Markets of Operation 13 Houston is Diverse, with Significant Economic TailwindsGreater Houston Market Top 10 Bank by Deposits in Houston Region(1) ($B) Note: Deposit market share based on FDIC data as of June 30, 2024. 1) Houston Region defined as the Houston-Pasadena-The Woodlands and Beaumont-Port Arthur MSAs; Excludes non-retail branches. Source: S&P Capital IQ Pro, Houston.org, Texas Medical Center, and Wallet Hub. $150.8 Est. Population Growth ’24-’29 Est. Number of Households Growth ’24-’29 Population Change (’19-’24) Median Household Income (’24) Significant Deposit Share Houston MSA: 6.0% Texas: 5.9% / U.S: 2.1% Houston MSA: $75,557 Texas: $73,203 / U.S: $75,874 Stellar has over $8.6 billion in deposits in the Houston region(1) Houston HQ Bank  Houston is the #4 most diverse city in the U.S. based on socioeconomic factors, according to Wallet Hub  Houston added nearly 140,000 residents in ’23, 2nd among U.S. metros in population growth. The increase equates to a new resident every 3.8 minutes  25th largest economy in the world – if ranked as a country, 14th largest population in the U.S – if ranked as a state  Port Houston is the busiest Gulf Coast container port, the Houston Ship Channel is #1 ranked U.S. port in total foreign and domestic waterborne tonnage  Houston is home to the Texas Medical Center, the world's largest medical complex, which has 10 million annual patient encounters  Business friendly: #3 among U.S. metro areas in Fortune 500 headquarters (26)  Major business clusters in Beaumont-Port Arthur area include chemical and petroleum manufacturing, materials manufacturing and transportation 4.9% 4.7% 2.4% Houston MSA Texas USA 5.1% 5.1% 2.7% Houston MSA Texas USA Stellar

Diversified and Growing Economy 14 1) Data is preliminary as of February 2024, from the U.S. Bureau of Labor Statistics Source: U.S. Bureau of Labor Statistics Houston vs. U.S. Job Change by Industry (Feb ‘23 – Feb. ‘24)(1) Diversified Economy by Job Sector(1) Commentary  Houston’s economy has become much more diversified over the years, while remaining the energy capital of the United States  Most of Houston's job sectors are growing at a faster rate than U.S.  Transportation, warehousing, and utility services showed a large gain over the last year versus the United States United States Houston MSA Professional and Business Services 16% Education and Health Services 14% Government 13% Leisure and Hospitality 10% Retail Trade 9% Manufacturing 7% Construction 7% Transportation, Warehousing, and Utilities 6% Financial Activities 5% Wholesale Trade 5% Other Services 4% Mining and Logging 2% Information 1% (0.7)% 5.3% 0.1% 1.9% 1.6% (2.4)% 1.9% 2.5% 4.4% 2.4% 3.3% 0.5% 0.0% 4.8% Mining and Logging Private Education and Health Services Financial Activities Leisure and Hospitality Professional and Business Services Information Wholesale Trade Transportation, Warehousing, and Utilities Government Total Nonfarm Manufacturing Construction Retail Trade Other Services

2.0 3.0 4.0 5.0 6.0 7.0 2.0 2.5 3.0 3.5 2007 2009 2011 2013 2015 2017 2019 2021 2023 Houston is a Strong and Resilient Market 15  Since the Great Recession, Houston has proven its resiliency, weathering economic cycles and natural disasters − Houston welcomed 2.1 million new residents and created over 965 thousand jobs since 2007 Population (M ) O il Pr ic e D ec lin e G re at R ec es si on Ik e H ar ve y C O VI D -1 9 Em pl oy m en t( M ) Employment Population1) Data is preliminary as of February 2024, from the U.S. Bureau of Labor Statistics Source: U.S. Bureau of Labor Statistics, Texas Workforce Commission

92,198 (150,000) (100,000) (50,000) 0 50,000 100,000 150,000 D al la s H ou st on Ta m pa At la nt a Ph oe ni x M ia m i D en ve r W as hi ng to n Bo st on M in ne ap ol is R iv er si de Se at tle Ba lti m or e Ph ila de lp hi a D et ro it Sa n D ie go Sa n Fr an ci sc o C hi ca go Lo s An ge le s N ew Y or k Houston’s Growth Projected to Continue 16 Source: S&P Capital IQ Pro; U.S. Census Bureau. 2010-2024 Population Change (%) Houston had the second highest net migration in 2023 20 most populated metros 3.93% 0.31% -0.48% 27.64% 27.00% 21.95% 8.88% New York MSA Los Angeles MSA Chicago MSA Dallas MSA Houston MSA Texas U.S. • Houston has seen tremendous growth over the past ten years, aided by the relocation of multiple Fortune 500 companies • The continued growth of the Houston metro will strengthen and diversify the greater economy, benefiting the businesses and constituents Houston added over 90,000 people by net migration in 2023, second only to Dallas

$92,406 $89,429 $85,119 $82,998 $75,557 $73,203 $75,874 New York MSA Los Angeles MSA Chicago MSA Dallas MSA Houston MSA Texas U.S. $800,000 $982,500 $363,500 $450,000 $339,000 $344,800 $420,357 New York Los Angeles Chicago Dallas Houston Texas U.S. 8.7x 11.0x 4.3x 5.4x 4.5x 4.7x 5.5x New York MSA Los Angeles MSA Chicago MSA Dallas MSA Houston MSA Texas U.S. Housing Market and Cost of Living 17 • Cost of living in Houston is 5.9% less than that of the U.S. market average while the median household income is in line with U.S. median • Houston is #1 in U.S. annual new home construction 20 24 M ed ia n H ou se ho ld In co m e 20 24 M ed ia n H om e Pr ic e (1) M ed ia n H om e Pr ic e to H H I R at io (1) Home price shown for each respective city Source: S&P Capital IQ Pro; Redfin (March 2024); Houston.org

Appendix: Non-GAAP Reconciliation(1) 18 (1) See the disclosure under the heading “GAAP Reconciliation of Non-GAAP Financial Measures” on slide 2 regarding the use of non-GAAP financial measures. (2) Interim periods annualized. Total shareholders’ equity $ 1,607,860 $ 1,626,123 $ 1,607,860 $ 1,521,018 Less: Goodw ill and core deposit intangibles, net 589,864 595,434 589,864 614,030 Tangible shareholders’ equity $ 1,017,996 $ 1,030,689 $ 1,017,996 $ 906,988 Shares outstanding at end of period 53,429 53,446 53,429 53,291 Tangible book value per share $ 19.05 $ 19.28 $ 19.05 $ 17.02 Average shareholders’equity $ 1,614,762 1,587,918 1,567,461 1,455,934 Less: Average goodw ill and core deposit intangibles, net 592,471 598,866 601,768 627,449 Average tangible shareholders’equity $ 1,022,291 $ 989,052 $ 965,693 $ 828,485 Return on average tangible equity 9.81% 13.63% 11.91% 15.75% Total assets $ 10,905,790 $ 10,629,777 $ 10,905,790 $ 10,647,139 Less: Goodw ill and core deposit intangibles, net 589,864 595,434 589,864 614,030 Tangible assets $ 10,315,926 $ 10,034,343 $ 10,315,926 $ 10,033,109 Tangible equity to tangible assets 9.87% 10.27% 9.87% 9.04% Net interest income (tax equivalent) $ 103,039 $ 101,578 $ 408,305 $ 437,670 Less: Purchase accounting accretion 7,555 6,795 32,999 46,802 Adjusted net interest income (tax equivalent) $ 95,484 $ 94,783 $ 375,306 $ 390,868 Average earning assets $ 9,653,162 $ 9,643,629 $ 9,639,849 $ 9,695,302 Net interest margin (tax equivalent)(2) 4.25% 4.19% 4.24% 4.51% Net interest margin (tax equivalent) excluding PAA(2) 3.94% 3.91% 3.89% 4.03% Interest on loans, as reported $ 128,738 $ 132,372 $ 531,680 $ 537,722 Less: Purchase accounting accretion 7,555 6,795 32,999 46,802 Interest on loans w ithout loan accretion $ 121,183 $ 125,577 $ 498,681 $ 490,920 Average loans $ 7,477,332 $ 7,627,522 $ 7,712,122 $ 7,961,911 Loan yield, as reported 6.85% 6.90% 6.89% 6.75% Loan yield, w ithout loan accretion 6.45% 6.55% 6.47% 6.17% Interest on interest-earning assets, as reported $ 150,022 $ 151,776 $ 602,400 $ 590,817 Less: Purchase accounting accretion 7,555 6,795 32,999 46,802 Interest on interest-earnings assets w ithout loan accretion $ 142,467 $ 144,981 $ 569,401 $ 544,015 Average interest-earnings assets $ 9,653,162 $ 9,643,629 $ 9,639,849 $ 9,695,302 Yield on interest-earnings assets, as reported 6.18% 6.26% 6.25% 6.09% Yield on interest-earnings assets, w ithout loan accretion 5.87% 5.98% 5.91% 5.61% Year Ended 2023Q4 2024 Q3 2024 Year Ended 2024 (Dollars in thousands)

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